UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2017

COLONY CAPITAL, INC.

(Colony NorthStar, Inc. as successor by merger to Colony Capital, Inc.)

(Exact name of registrant as specified in its charter)

Maryland	001-34456	27-0419483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 S. Flower Street, 44th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed in connection with the completion on January 10, 2017 of the transactions contemplated by that certain Agreement and Plans of Merger, dated as of June 2, 2016 (as amended by the two separate letter agreements dated July 28, 2016 and October 16, 2016, respectively, and as it may be further amended, the “Merger Agreement”), by and among Colony Capital, Inc., a Maryland corporation (the “Company”), NorthStar Asset Management Group Inc., a Delaware corporation (“NSAM”), NorthStar Realty Finance Corp., a Maryland corporation (“NRF”), Colony NorthStar, Inc. (formerly known as New Polaris Inc.), a Maryland corporation (“Colony NorthStar”), New Sirius Inc., a Maryland corporation (“New NRF”), NorthStar Realty Finance Limited Partnership, a Delaware limited partnership, Sirius Merger Sub-T, LLC, a Delaware limited liability company, and New Sirius Merger Sub, LLC, a Delaware limited liability company.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the transactions contemplated by the Merger Agreement, the Company terminated its Management Agreement, dated as of March 6, 2013, entered into with Colony Financial Holdings, LLC (f/k/a Colony Financial TRS, LLC), a Delaware limited liability company (“Holdings”), and Colony Financial Manager, a Delaware limited liability company (the “Manager”), pursuant to which the Manager had been appointed to manage the assets and the day-to-day operations of the Company, Holdings and certain subsidiaries of the Company.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in the Explanatory Note of this Current Report on Form 8-K is incorporated herein by reference.

On January 10, 2017, pursuant to the Merger Agreement, NSAM, NRF and the Company merged into Colony NorthStar, which became the publicly traded company for the combined organization. Specifically, in accordance with the Merger Agreement, (i) NSAM merged with and into Colony NorthStar, with Colony NorthStar continuing as the surviving corporation (the “Redomestication Merger”), (ii) New NRF, following certain internal reorganization transactions resulting in NRF becoming a wholly owned subsidiary of New NRF, merged with and into Colony NorthStar, with Colony NorthStar continuing as the surviving corporation and NRF continuing as a limited liability company subsidiary of Colony NorthStar (the “NRF Merger”) and (iii) the Company merged with and into Colony NorthStar, with Colony NorthStar continuing as the surviving corporation (the “Colony Merger” and together with the Redomestication Merger and the NRF Merger, the “Mergers”).

At the effective time of the Redomestication Merger, each share of NSAM common stock issued and outstanding immediately prior to such effective time was cancelled and converted into one share of the class A common stock of Colony NorthStar (“Colony NorthStar Class A Common Stock”).

At the effective time of the NRF Merger, (i) each share of NRF common stock issued and outstanding immediately prior to such effective time, through a series of transactions, was cancelled and converted into the right to receive 1.0996 shares of Colony NorthStar Class A Common Stock, and (ii) each share of NRF series A preferred stock, series B preferred stock, series C preferred stock, series D preferred stock and series E preferred stock issued and outstanding immediately prior to such effective time, through a series of transactions, was cancelled and converted into the right to receive one share of Colony NorthStar’s 8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, 8.25% Series B Cumulative Redeemable Perpetual Preferred Stock, 8.875% Series C Cumulative Redeemable Perpetual Preferred Stock, 8.500% Series D Cumulative Redeemable Perpetual Preferred Stock and 8.75% Series E Cumulative Redeemable Perpetual Preferred Stock, respectively, having preferences, conversion and other rights, voting powers, restrictions, limitations as to dividend, qualification and terms and conditions of redemption substantially similar to those of the corresponding series of NRF preferred stock.

At the effective time of the Colony Merger, (i) each share of class A common stock of the Company (the “Company Class A Common Stock”) issued and outstanding immediately prior to such effective time was cancelled and converted into the right to receive 1.4663 shares of Colony NorthStar Class A Common Stock, (ii) each share of class B common stock of the Company (the “Company Class B Common Stock”) issued and outstanding immediately prior to such effective time was cancelled and converted into the right to receive 1.4663 shares of the class B common Stock of Colony NorthStar (“Colony NorthStar Class B Common Stock”) and (iii) each share of the Company’s series A preferred stock, series B preferred stock and series C preferred stock (collectively, the “Company Preferred Stock”) issued and outstanding immediately prior to such effective time was cancelled and converted into the right to receive one share of Colony NorthStar’s 8.50% Series F Cumulative Redeemable Perpetual Preferred Stock, 7.50% Series G Cumulative Redeemable Perpetual Preferred Stock and 7.125% Series H Cumulative Redeemable Perpetual Preferred Stock, respectively, having preferences, conversion and other rights, voting powers, restrictions, limitations as to dividend, qualification and terms and conditions of redemption substantially similar to those of the corresponding series of the Company Preferred Stock (together with the Colony NorthStar Class A Common Stock and Colony NorthStar Class B Common Stock to be received by the Company’s common stockholders in connection with the Colony Merger, the “Colony Merger Consideration”).

In addition, on December 22, 2016, NSAM declared a one-time special dividend (the “Special Dividend”) in the amount of approximately $1.16 per share of NSAM common stock. The Special Dividend is expected to be paid as soon as reasonably practicable following the closing of the Mergers, and the number of shares of NSAM common stock that will be entitled to receive the Special Dividend will be determined based on the record date of January 3, 2017.

The issuance of Colony NorthStar Class A Common Stock and Colony NorthStar series A preferred stock, series B preferred stock, series C preferred stock, series D preferred stock, series E preferred stock, series F preferred stock, series G preferred stock and series H preferred stock in connection with the Mergers was registered under the Securities Act of 1933, as amended, pursuant to Colony NorthStar’s registration statement on Form S-4 (File No. 333- 212739) filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 29, 2016 (as amended, the “Registration Statement”), and declared effective on November 18, 2016. The definitive joint proxy statement/prospectus of NSAM, the Company and NRF, dated November 18, 2016 (as supplemented by NSAM’s and NRF’s Current Reports on Form 8-K filed on November 23, 2016 and December 12, 2016, respectively, and the Company’s Current Report on Form 8-K filed on December 12, 2016), which forms a part of the Registration Statement, contains additional information about the Mergers and the other transactions contemplated by the Merger Agreement, which is incorporated by reference into this Item 2.01.

As of the closing of the Redomestication Merger, shares of Colony NorthStar Class A Common Stock are deemed registered under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) pursuant to Rule 12g-3(a) under the Exchange Act. For purposes of Rule 12g-3(a), Colony NorthStar is the successor issuer to NSAM. As a result, as of the completion of the Mergers, future filings with the SEC will be made by Colony NorthStar under CIK No. 0001679688. Shares of Colony NorthStar Class A Common Stock have also been approved for listing on the New York Stock Exchange (the “NYSE”) and will begin trading under the symbol “CLNS” on the NYSE effective as of the opening of trading on January 11, 2017.

In accordance with the Merger Agreement, Colony NorthStar assumed NRF’s Third Amended and Restated 2004 Omnibus Stock Incentive Plan (the “NRF Incentive Plan”), NSAM’s 2014 Omnibus Stock Incentive Plan (“NSAM 2014 Plan”) and the Company’s 2009 Non-Executive Director Stock Plan and 2014 Equity Incentive Plan (together, the “Company Stock Plans”). Following the filing of this Form 8-K, Colony NorthStar will file (i) a post-effective amendment to the Registration Statement on Form S-8 with respect to certain unvested restricted stock units under the NRF Incentive Plan and (ii) pursuant to 12g-3(a) of the Exchange Act, a post-effective amendment to a registration statement filed by NSAM on Form S-8 on June 27, 2014 (File No. 333-197104) to adopt the NSAM 2014 Plan as Colony NorthStar’s successor stock incentive plan. Outstanding equity awards granted under the NSAM 2014 Plan prior to the consummation of the Mergers will continue to be governed, to the extent applicable, by the terms of the NSAM 2014 Plan.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which were filed as Exhibits 2.1, 2.2 and 2.3 to the Registration Statement and are incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On January 10, 2017, in connection with the completion of the Mergers, the Company requested that the NYSE suspend trading in the Company Class A Common Stock and the Company Preferred Stock (collectively, the “Company Capital Stock”) and file with the SEC a Form 25 to notify the SEC of the removal of shares of the Company Capital Stock from listing on the NYSE effective as of the completion of the Mergers. Shares of the Company’s Capital Stock will be suspended from trading on the NYSE effective as of the opening of trading on January 11, 2017. The Company intends to file a Form 15 with the SEC to terminate the registration of the Company’s Capital Stock under the Exchange Act and suspend its reporting obligations with respect to such shares under Section 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Explanatory Note, Item 2.01 and Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Colony Merger, each share of Company Class A Common Stock, Company Class B Common Stock and Company Preferred Stock issued and outstanding immediately prior to the effective time of such merger, was converted into the right to receive the Colony Merger Consideration, as applicable. At the effective time of the Colony Merger, each of the Company’s stockholders ceased to have any rights as stockholders of the Company other than the right to receive the Colony Merger Consideration, as applicable, and any rights attendant thereto.

The rights of the former Company common stockholders who become Colony NorthStar common stockholders will be governed by the Articles of Amendment and Restatement of Colony NorthStar (the “Colony NorthStar Charter”) and the Amended and Restated Bylaws of Colony NorthStar (the “Colony NorthStar Bylaws”) and the Maryland General Corporation Law (the “MGCL”). The Registration Statement contains additional information about the Colony NorthStar Charter, the Colony NorthStar Bylaws, the MGCL, as well as a comparison of the rights of former Company common stockholders with the rights of Colony NorthStar common stockholders, which is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As of the consummation of the Mergers, the former stockholders of NSAM, the Company and NRF hold, or have the right to hold, approximately 32.85%, 33.25% and 33.90%, respectively, of Colony NorthStar, on a fully diluted basis, excluding the effect of certain equity-based awards issuable in connection with the Mergers. In addition, taking into account the voting rights of each share of Colony NorthStar Class B Common Stock, which are equal to 36.5 votes per share of Colony NorthStar Class A Common Stock, following the Mergers, the former stockholders of NSAM, the Company and NRF hold, or have the right to hold, approximately 34%, 33% and 33%, respectively, of the voting power of Colony NorthStar common stock.

Upon the consummation of the Mergers, in accordance with the Merger Agreement, the size of the board of directors of Colony NorthStar was set at 10 members, of whom five are designated by NSAM and NRF and five are designated by the Company.

Item 8.01. Other Events.

On January 10, 2017, Colony NorthStar issued a press release announcing the completion of the transactions contemplated by the Merger Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are filed with this report.

Exhibit No.	Description

2.1	Agreement and Plans of Merger, dated as of June 2, 2016, among NorthStar Realty Finance Corp., Colony Capital, Inc., NorthStar Asset Management Group Inc., Colony NorthStar, Inc. (formerly known as New Polaris Inc.), New Sirius Inc., NorthStar Realty Finance Limited Partnership, Sirius Merger Sub-T, LLC and New Sirius Merger Sub, LLC (incorporated by reference to Exhibit 2.1 to Colony NorthStar, Inc.’s Registration Statement on Form S-4 (No. 333-212739) effective November 18, 2016)

2.2	Letter Agreement, dated as of July 28, 2016, among NorthStar Realty Finance Corp., Colony Capital, Inc., NorthStar Asset Management Group Inc., Colony NorthStar, Inc. (formerly known as New Polaris Inc.), Sirius Merger Sub-T, LLC, NorthStar Realty Finance Limited Partnership, New Sirius Inc. and New Sirius Merger Sub LLC (incorporated by reference to Exhibit 2.2 to Colony NorthStar, Inc.’s Registration Statement on Form S-4 (No. 333-212739) effective November 18, 2016)

2.3	Letter Agreement, dated as of October 16, 2016, among NorthStar Realty Finance Corp., Colony Capital, Inc., NorthStar Asset Management Group Inc., Colony NorthStar, Inc. (formerly known as New Polaris Inc.), Sirius Merger Sub-T, LLC, NorthStar Realty Finance Limited Partnership, New Sirius Inc. and New Sirius Merger Sub LLC (incorporated by reference to Exhibit 2.3 to Colony NorthStar, Inc.’s Registration Statement on Form S-4 (No. 333-212739) effective November 18, 2016)

99.1	Press Release of Colony NorthStar, Inc., dated as of January 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2017		COLONY NORTHSTAR, INC., as successor by merger to Colony Capital, Inc.

	By:	/s/ Darren J. Tangen
Darren J. Tangen Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plans of Merger, dated as of June 2, 2016, among NorthStar Realty Finance Corp., Colony Capital, Inc., NorthStar Asset Management Group Inc., Colony NorthStar, Inc. (formerly known as New Polaris Inc.), New Sirius Inc., NorthStar Realty Finance Limited Partnership, Sirius Merger Sub-T, LLC and New Sirius Merger Sub, LLC (incorporated by reference to Exhibit 2.1 to Colony NorthStar, Inc.’s Registration Statement on Form S-4 (No. 333-212739) effective November 18, 2016)

2.2	Letter Agreement, dated as of July 28, 2016, among NorthStar Realty Finance Corp., Colony Capital, Inc., NorthStar Asset Management Group Inc., Colony NorthStar, Inc. (formerly known as New Polaris Inc.), Sirius Merger Sub-T, LLC, NorthStar Realty Finance Limited Partnership, New Sirius Inc. and New Sirius Merger Sub LLC (incorporated by reference to Exhibit 2.2 to Colony NorthStar, Inc.’s Registration Statement on Form S-4 (No. 333-212739) effective November 18, 2016)

2.3	Letter Agreement, dated as of October 16, 2016, among NorthStar Realty Finance Corp., Colony Capital, Inc., NorthStar Asset Management Group Inc., Colony NorthStar, Inc. (formerly known as New Polaris Inc.), Sirius Merger Sub-T, LLC, NorthStar Realty Finance Limited Partnership, New Sirius Inc. and New Sirius Merger Sub LLC (incorporated by reference to Exhibit 2.3 to Colony NorthStar, Inc.’s Registration Statement on Form S-4 (No. 333-212739) effective November 18, 2016)

99.1	Press Release of Colony NorthStar, Inc., dated as of January 10, 2017